Statement of Additional Information Supplement May 1, 1998

IDS Bond Fund, Inc.        S-6495-20 M (10/97)
IDS Discovery Fund, Inc.  S-6457-20 N (9/97)
IDS Equity Select Fund, Inc.  S-6426-20 K (1/98)
IDS Extra Income Fund, Inc.  S-6370-20 M (7/97)
IDS Emerging Markets Fund  S-6354 -20 D (12/97)
IDS Global Balanced Fund  S-6352-20 C (12/97)
IDS Global Bond Fund  S-6309-20 N (12/97)
IDS Global Growth Fund  S-6334-20 M (12/97)
IDS Growth Fund  S-6455-20 N (9/97)
IDS Research Opportunities Fund  S-6356-20 C (9/97)
IDS International Fund, Inc.  S-6140-20 P (12/97)
IDS Diversified Equity Income Fund  S-6475-20 K (11/97)
IDS Mutual  S-6326-20 N (11/97)
IDS Managed Allocation Fund  S-6141-20 L (11/97)
IDS Blue Chip Advantage Fund  S-6025-20 L (4/98)
IDS New Dimensions Fund, Inc.  S-6440-20 M (9/97)
IDS Progressive Fund, Inc.  S-6449-20 N (11/97)
IDS Selective Fund, Inc.  S-6376-20 L (7/97)
IDS Stock Fund, Inc.  S-6351-20 N (11/97)
IDS Utilities Income Fund, Inc.  S-6341-20 N (8/97)

The following information has been added as an appendix to the above referenced funds:

Investing in Foreign Securities

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the Fund are uninvested and no return is

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earned thereon. The inability of the Fund to make intended security purchases due to such problems could cause that Fund to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the fund does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on their portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

Form S-6531 A (4/98)
Valid until next statement of additional information update.
Destroy April 30, 1999.